Supplemental Information First Quarter 2024

2 Table of Contents Page Company Highlights 4 Financial Information 8 Debt & Capitalization 21 Leasing Activity & Asset Management 26 Components of Net Asset Value 29 Property Information 31 Portfolio Characteristics 36 Notes & Definitions 56

3 Disclaimer Disclaimer on Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward- looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; recent and ongoing disruption in the debt and banking markets; tenant, geographic concentration, and the financial condition of our tenants; competition for tenants and competition with sellers of similar properties if we elect to dispose of our properties; our access to, and the availability of capital; whether we will be able to refinance or repay debt; whether work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; our ability to manage cash flows; dilution resulting from equity issuances; expected sources of financing, including the ability to maintain the commitments under our revolving credit facility, and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; our ability to maintain our status as a REIT and our Operating Partnership as a partnership for U.S. federal income tax purposes; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether we will be successful in the pursuit of our business plan, including any acquisitions, investments, or dispositions; whether we will succeed in our investment objectives; any fluctuation and/or volatility of the trading price of our common shares; risks associated with our dependence on key personnel whose continued service is not guaranteed; and other factors, including those risks disclosed in “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this document, except as required by applicable law. We caution investors not to place undue reliance on any forward-looking statements, which are based only on information currently available to us. Notice Regarding Non-GAAP Financial Measures. In addition to U.S. GAAP financial measures, this document contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the Appendix if the reconciliation is not presented on the page in which the measures are published.

Company Highlights

5 High-Quality Portfolio of Office & Industrial Properties Net-Leased to a Diversified Pool of Creditworthy Tenants4 67 Properties 16.6M Square Feet 22 States 96.3%3 Leased 27%/60%/13%1 Industrial/ Office/Other 6.8 Years1 WALT 64.6%1,2 Investment Grade 2.0%1 Avg. Annual Rent Escalations 1 Weighted average based on ABR. 2 Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations. For more information, see definition of investment grade in "Notes and Definitions." 3 Based on rentable square feet. 4 Peakstone Realty Trust has no affiliation, connection or association with and is not sponsored or approved by the tenants of its properties. Peakstone Realty Trust has not approved or sponsored its tenants or their products and services. All product and company names, logos and slogans are the trademarks or service marks of their respective owners. Industrial Office Wholly-Owned Portfolio Snapshot As of March 31, 2024 Unaudited Unaudited AT&T

6 (Unaudited, USD in thousands) Number of Properties Economic Occupancy1 Total Rentable Square Feet WALT (years)2 Annualized Base Rent Investment Grade by Segment3 Industrial4 19 100.0% 9,001,800 6.5 $ 49,291 73.7 % Office5 34 97.2 5,418,700 7.6 110,588 66.0 TOTAL / WEIGHTED AVERAGE INDUSTRIAL AND OFFICE 53 98.9% 14,420,500 7.3 $ 159,879 68.4 % Other6 14 75.5 2,215,300 3.8 25,915 41.7 TOTAL / WEIGHTED AVERAGE PORTFOLIO 67 95.8% 16,635,800 6.8 $ 185,794 64.6% 1 Based on rentable square feet. 2 Weighted average based on ABR. 3 Weighted average based on ABR. Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations. For more information, see definition of ininvestment grade in "Notes and Definitions." 4 The Industrial segment consists of high-quality, well-located industrial properties with modern specifications. 5 The Office segment consists of newer, high-quality office properties. 6 The Other segment consists of vacant and non-core properties, together with other properties in the same cross-collateralized loan pools. Wholly-Owned Portfolio As of March 31, 2024

7 Consolidated Leverage $595.9 million38.2% Net Debt / Total Gross Real Estate $0.54/$0.70 FFO/AFFO Per Share/Unit2 6.2x Net Debt / Normalized EBITDAre (consol.)4 Total Revenue $59.2 million Same Store Cash NOI3 Liquidity5 1 Calculated based on weighted average number of common shares outstanding - basic and diluted of 36,309,019. 2 Calculated based on weighted average number of common shares outstanding - basic and diluted of 36,309,019 and weighted average number of OP Units outstanding of 3,218,826 for a total of 39,527,845 shares. FFO and AFFO are non-gaap financial measures. See slide 17 for reconciliation. 3 Same Store Cash NOI is a non-GAAP financial measure. See slide 16 for reconciliation. 4 See slide 22 for Net Debt details. See Slide 18 for Normalized EBITDAre calculation. 5 See slide 22 for liquidity calculation. 6 Based on rentable square feet. 95.8%/96.3% Occupied/Leased6 First Quarter 2024 Highlights (Unaudited) Net Income Attributable to Common Shareholders Per Share1 $0.14 Debt Ratio $44.8 million

Financial Information

9 1 Calculated based on weighted average number of common shares outstanding - basic and diluted of 36,309,019. 2 Calculated based on weighted average number of common shares outstanding - basic and diluted of 36,309,019 and weighted average number of OP Units outstanding of 3,218,826 for a total of 39,527,845 shares. FFO and AFFO are non-gaap financial measures. See slide 17 for reconciliation. 3 EBITDA is a non-GAAP financial measure. See slide 18 for reconciliations. 4On April 10, 2023, the Company redeemed all issued and outstanding preferred shares (5mm Series A Preferred Shares which were issued to and held by third-party international investors). For the Quarter Ended (Unaudited, USD in thousands, except per share metrics) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 SELECTED FINANCIAL DATA Net income (loss) attributable to common shareholders per share - basic and diluted1 $ 0.14 $ (0.55) $ (3.55) $ (11.59) $ 0.17 FFO per share/unit - basic and diluted2 $ 0.54 $ 0.29 $ (2.79) $ (0.27) $ 0.37 AFFO per share/unit - basic and diluted2 $ 0.70 $ 0.80 $ 0.78 $ 0.73 $ 0.68 Interest expense $ 16,148 $ 16,415 $ 16,126 $ 16,068 $ 17,014 Operating margin 80.4% 79.8% 78.4% 79.4% 79.9 % Normalized EBITDAre3 $ 39,473 $ 42,085 $ 58,297 $ 56,898 $ 58,383 Adjusted EBITDA3 $ 41,624 $ 43,689 $ 41,584 $ 40,095 $ 41,144 WHOLLY-OWNED PORTFOLIO STATISTICS Rentable Square Feet 16,635,800 17,868,900 18,100,000 18,245,900 18,973,400 Economic Occupancy (based on rentable square feet) 95.8% 95.4% 95.9% 95.4% 94.6 % Leased (based on rentable square feet) 96.3% 96.4% 96.4% 96.0% 95.3 % CAPITALIZATION Outstanding Common Shares 36,346,608 36,304,145 35,997,549 35,924,476 36,006,922 Weighted average number of common shares outstanding - basic and diluted 36,309,019 36,054,940 35,975,483 35,922,706 35,999,325 Weighted-average outstanding OP Units 3,218,826 3,404,247 3,482,977 3,528,666 3,537,654 Series A Preferred Shares4 — — — — 5,000,000 Total Consolidated Debt $ 1,421,083 $ 1,441,545 $ 1,448,224 $ 1,467,146 $ 1,468,930 Total Cash, Cash Equivalents and Restricted Cash $ 447,464 $ 401,010 $ 370,097 $ 363,668 $ 370,209 Select Financial Data

10 For the Quarter Ended (Unaudited, USD in thousands) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 REVENUE BY SEGMENT Industrial $ 14,833 $ 14,796 $ 13,934 $ 13,981 $ 14,594 Office 32,999 34,525 34,022 34,999 39,189 Industrial and Office Total 47,832 49,321 47,956 48,980 53,783 Other 11,395 13,737 13,757 13,560 13,190 Total Revenue $ 59,227 $ 63,058 $ 61,713 $ 62,540 $ 66,973 NOI BY SEGMENT1 Industrial $ 12,517 $ 12,651 $ 12,050 $ 12,320 $ 12,630 Office 27,514 28,748 27,920 28,923 32,852 Industrial and Office Total 40,031 41,399 39,970 41,243 45,482 Other 7,596 8,927 8,397 8,403 8,037 Total NOI $ 47,627 $ 50,326 $ 48,367 $ 49,646 $ 53,519 CASH NOI BY SEGMENT1 Industrial $ 11,817 $ 12,485 $ 11,901 $ 12,117 $ 12,394 Office 27,504 28,763 27,430 26,885 29,396 Industrial and Office Total 39,321 41,248 39,331 39,002 41,790 Other 8,009 9,274 8,598 8,564 8,226 Total Cash NOI $ 47,330 $ 50,522 $ 47,929 $ 47,566 $ 50,016 Select Financial Data (continued) 1 NOI and Cash NOI are non-GAAP financial measures. See slide 15 for reconciliations of NOI and Cash NOI for the quarters ending 3/31/2024 and 3/31/2023 and slide 61 for reconciliations of NOI and Cash NOI for the interim periods ending 12/31/2023, 9/30/2023, and 6/30/2023.

11 For the Quarter Ended (Unaudited, USD in thousands, except per share metrics) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 REVENUES Rental income $ 59,227 $ 63,058 $ 61,713 $ 62,540 $ 66,973 EXPENSES Property operating expense 6,679 7,232 7,829 6,919 7,110 Property tax expense 4,510 5,079 5,077 5,545 5,822 Property management fees 411 421 440 430 522 General and administrative expenses 9,680 11,551 1 9,653 12,030 1 9,728 Corporate operating expenses to related parties 166 178 257 341 378 Depreciation and amortization 23,415 25,373 25,003 30,472 31,356 Real estate impairment provision 1,376 12,138 — 397,373 — Total expenses 46,237 61,972 48,259 453,110 54,916 Income (loss) before other income (expenses) 12,990 1,086 13,454 (390,570) 12,057 OTHER INCOME (EXPENSES) Interest expense (16,148) (16,415) (16,126) (16,068) (17,014) Extinguishment of debt — — — — — Other income (expense), net 4,045 5,498 3,654 2,747 1,212 Net loss from investment in unconsolidated entity — — (144,598) (17,508) (14,661) Gain (loss) from disposition of assets, net 9,177 4,507 3,748 (9,701) 30,610 Goodwill impairment provision (4,594) (16,031) — — — Transaction expenses — (412) (80) (21,303) 2 (3,187) NET INCOME (LOSS) 5,470 (21,767) (139,948) (452,403) 9,017 Distributions to redeemable preferred shareholders — — — — (2,376) Preferred units redemption — — — (4,970) 3 — Net (income) loss attributable to noncontrolling interests (445) 1,878 12,353 40,909 (585) Net income (loss) attributable to controlling interests 5,025 (19,889) (127,595) (416,464) 6,056 Distributions to redeemable noncontrolling interests attributable to common shareholders — — — (13) (23) NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS $ 5,025 $ (19,889) $ (127,595) $ (416,477) $ 6,033 NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS PER BASIC & DILUTED SHARE $ 0.14 $ (0.55) $ (3.55) $ (11.59) $ 0.17 WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC & DILUTED 36,309,019 36,054,940 35,975,483 35,922,706 35,999,325 Consolidated Statement of Operations 1Includes approximately $2.0 million and $1.9 million of employee severance expenses (including legal fees) for 6/30/2023 and 12/31/2023, respectively. 2Includes approximately $21.3 million for fees and expenses related to the Company's listing on the New York Stock Exchange. 3Represents write-off of capitalized offering costs related to the initial issuance of the Series A Preferred Shares, which were written off during the quarter as a non-cash expense as a result of the redemption.

12 As of (Unaudited, USD in thousands) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 ASSETS Cash and cash equivalents $ 436,251 $ 391,802 $ 364,446 $ 360,626 $ 368,210 Restricted cash1 11,213 9,208 5,651 3,042 1,999 Real estate Land 227,138 231,175 244,369 245,872 316,341 Building and improvements 1,942,064 1,968,314 2,042,347 2,045,409 2,523,243 Tenant origination and absorption cost 397,872 402,251 418,896 421,795 524,750 Construction in progress 8,998 8,371 2,197 1,576 8,223 TOTAL REAL ESTATE 2,576,072 2,610,111 2,707,809 2,714,652 3,372,557 Less accumulated depreciation and amortization (564,208) (550,552) (546,732) (526,085) (638,428) Total real estate, net 2,011,864 2,059,559 2,161,077 2,188,567 2,734,129 Investments in unconsolidated entity — 2 — 2 — 2 146,395 164,876 Intangible assets, net 28,918 29,690 30,572 31,315 32,870 Deferred rent receivable 63,481 63,272 63,874 63,053 69,677 Deferred leasing costs, net 18,185 19,112 17,087 17,432 20,262 Goodwill 74,052 78,647 94,678 94,678 94,678 Right of use asset 34,172 33,736 34,175 34,615 35,013 Interest rate swap asset 27,042 26,942 39,687 41,046 33,038 Other assets 40,987 27,446 28,962 29,457 29,854 Real estate assets and other assets held for sale, net 7,595 50,211 — — — TOTAL ASSETS $ 2,753,760 $ 2,789,625 $ 2,840,209 $ 3,010,226 $ 3,584,606 Consolidated Balance Sheet 1As required by certain lenders in conjunction with debt financing or transactions, the Company assumed or funded reserves for specific property improvements and deferred maintenance, re-leasing costs, and taxes and insurance, which are included on the consolidated balance sheets as restricted cash. 2During the quarter ended 9/30/2023, the Company recorded a $129.3 million impairment in the unconsolidated office joint venture, which represents a complete write-off of the remaining balance. Subsequent to this write-off as of September 30, 2023, the Company no longer records any equity income or losses, and thus no pro-rata share.

13 As of (Unaudited, USD in thousands) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 LIABILITIES AND EQUITY Debt, net $ 1,416,433 $ 1,435,923 $ 1,442,003 $ 1,460,536 $ 1,461,584 Distributions payable 8,422 8,344 8,296 8,295 5,164 Due to related parties 573 573 706 1,043 876 Intangible liabilities, net 15,289 16,023 17,104 17,989 19,818 Lease liability 46,932 46,281 46,368 46,368 46,320 Liabilities held for sale 159 539 — — — Accrued expenses and other liabilities 64,132 78,229 80,452 81,169 79,741 TOTAL LIABILITIES 1,551,940 1,585,912 1,594,929 1,615,400 1,613,503 Perpetual convertible preferred shares1 — — — — 125,000 Noncontrolling interests subject to redemption — — — — 3,801 SHAREHOLDERS’ EQUITY Common Shares 36 36 36 36 36 Additional paid-in capital 2,992,071 2,990,085 2,967,635 2,959,011 2,950,706 Cumulative distributions (1,084,273) (1,076,000) (1,067,807) (1,059,668) (1,051,551) Accumulated (loss) income (822,829) (827,854) (807,965) (680,369) (263,893) Accumulated other comprehensive income (loss) 25,938 25,817 37,434 40,282 33,847 TOTAL SHAREHOLDERS’ EQUITY 1,110,943 1,112,084 1,129,333 1,259,292 1,669,145 Noncontrolling interests 90,877 91,629 115,947 135,534 173,157 TOTAL EQUITY 1,201,820 1,203,713 1,245,280 1,394,826 1,842,302 TOTAL LIABILITIES AND EQUITY $ 2,753,760 $ 2,789,625 $ 2,840,209 $ 3,010,226 $ 3,584,606 Consolidated Balance Sheet (continued) 1On April 10, 2023, the Company redeemed all issued and outstanding preferred shares (5mm Series A Preferred Shares which were issued to and held by third-party international investors).

14 For the Quarter Ended (Unaudited, USD in thousands) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Net income (loss) $ 5,470 $ (21,767) $ (139,948) $ (452,403) $ 9,017 General and administrative 9,680 11,551 1 9,653 12,030 1 9,728 Corporate operating expenses to related parties 166 178 257 341 378 Real estate impairment provision 1,376 12,138 — 397,373 — Depreciation and amortization 23,415 25,373 25,003 30,472 31,356 Interest expense 16,148 16,415 16,126 16,068 17,014 Other (income) expense, net (4,045) (5,498) (3,654) (2,747) (1,212) Net loss from investment in unconsolidated entities — — 144,598 17,508 14,661 (Gain) loss from disposition of assets (9,177) (4,507) (3,748) 9,701 (30,610) Goodwill impairment provision 4,594 16,031 — — — Transaction expenses — 412 80 21,303 3,187 Total NOI $ 47,627 $ 50,326 $ 48,367 $ 49,646 $ 53,519 Non-GAAP Financial Measures Reconciliation of Net Income to Total NOI Quarter Ended 1Includes approximately $2.0 million and $1.9 million of employee severance expenses (including legal fees) for 6/30/2023 and 12/31/2023, respectively.

15 For the Quarter Ended For the Quarter Ended 3/31/2024 3/31/2023 (Unaudited, USD in thousands) Industrial Office Total Industrial and Office Other Total Portfolio Industrial Office Total Industrial and Office Other Total Portfolio Revenue $ 14,833 $ 32,999 $ 47,832 $ 11,395 $ 59,227 $ 14,594 $ 39,189 $ 53,783 $ 13,190 $ 66,973 Operating Property Expense (1,138) (3,172) (4,310) (2,369) (6,679) (842) (3,394) (4,236) (2,874) (7,110) Property Tax Expense (1,115) (2,144) (3,259) (1,251) (4,510) (1,059) (2,706) (3,765) (2,057) (5,822) Property Management Fees (63) (169) (232) (179) (411) (63) (237) (300) (222) (522) TOTAL NOI 12,517 27,514 40,031 7,596 47,627 12,630 32,852 45,482 8,037 53,519 NON-CASH ADJUSTMENTS: Straight Line Rent (604) (689) (1,293) 467 (826) (117) (4,457) (4,574) 315 (4,259) In-Place Lease Amortization (96) (126) (222) (37) (259) (95) 99 4 (126) (122) Deferred Termination Income — — — — — (24) — (24) — (24) Deferred Ground/Office Lease — 433 433 (17) 416 — 433 433 — 433 Other Intangible Amortization — 372 372 — 372 — 368 368 — 368 Inducement Amortization — — — — — — 101 101 — 101 TOTAL CASH NOI $ 11,817 1 $ 27,504 $ 39,321 $ 8,009 $ 47,330 $ 12,394 $ 29,396 $ 41,790 $ 8,226 $ 50,016 Non-GAAP Financial Measures (continued) NOI and Cash NOI Quarter Ended 1The decrease in Industrial Cash NOI was primarily due to the commencement of a contractual rent abatement in the 11th year of an existing lease during the quarter ended March 31, 2024.

16 For the Quarter Ended (Unaudited, USD in thousands) 3/31/2024 3/31/2023 CASH NOI ALLOCATION � Industrial $ 11,817 $ 12,394 Office 27,504 29,396 Industrial and Office Total $ 39,321 $ 41,790 � Other 8,009 8,226 TOTAL CASH NOI $ 47,330 $ 50,016 SAME STORE CASH NOI ADJUSTMENTS � Recently disposed properties (2,572) (5,460) Inducement adjustment — (101) TOTAL SAME STORE CASH NOI ADJUSTMENTS (2,572) (5,561) TOTAL SAME STORE CASH NOI $ 44,758   $ 44,455 SAME STORE CASH NOI � Industrial1 $ 11,817 $ 12,080 Office 27,241 26,718 Industrial and Office Total $ 39,058 $ 38,798 Other 5,700 5,657 TOTAL SAME STORE CASH NOI $ 44,758   $ 44,455 Change in Same Store Cash NOI ($) $ 303 Change in Same Store Cash NOI (%) 0.7 % NUMBER OF SAME STORE PROPERTIES 67 TOTAL SAME STORE SQUARE FEET 16,635,800 SAME STORE ECONOMIC OCCUPANCY 95.8 % Non-GAAP Financial Measures (continued) Cash NOI and Same Store Cash NOI 1The decrease in Industrial Cash NOI was primarily due to the commencement of a contractual rent abatement in the 11th year of an existing lease during the quarter ended March 31, 2024.

17 For the Quarter Ended (Unaudited, USD in thousands, except per share metrics) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Reconciliation of Net Income (Loss) to Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO) NET INCOME (LOSS) $ 5,470 $ (21,767) $ (139,948) $ (452,403) $ 9,017 Depreciation of building and improvements 15,564 16,330 16,351 19,538 20,054 Amortization of leasing costs and intangibles 7,947 9,140 8,750 11,031 11,397 Impairment provision, real estate 1,376 12,138 — 397,373 — Equity interest of depreciation of building and improvements - unconsolidated entity — — 8,365 9,020 7,238 (Gain)/Loss from disposition of assets, net (9,177) (4,507) (3,748) 9,701 (30,610) Company's share of loss on sale of unconsolidated entity — — — — — FFO $ 21,180 $ 11,334 $ (110,230) $ (5,740) $ 17,096 Distribution to redeemable preferred shareholders — — — — (2,376) Preferred unit redemption charge — — — (4,970) — FFO attributable to common shareholders and limited partners $ 21,180 $ 11,334 $ (110,230) $ (10,710) $ 14,720 Reconciliation of FFO to AFFO: FFO attributable to common shareholders and limited partners $ 21,180 $ 11,334 $ (110,230) (10,710) $ 14,720 Revenues in excess of cash received, net (826) (204) (822) (2,644) (4,283) Amortization of share-based compensation 1,432 2,437 2,444 2,626 2,556 Deferred rent - ground lease 416 428 428 435 433 Unrealized loss (gain) on investments (189) (35) 89 (5) (32) Amortization of above/(below) market rent, net (259) (406) (421) (291) (122) Amortization of debt premium/(discount), net 107 133 101 83 102 Amortization of ground leasehold interests (97) (98) (98) (97) (96) Amortization of below tax benefit amortization 372 377 377 372 368 Amortization of deferred financing costs 1,050 1,041 662 655 1,274 Company's share of amortization of deferred financing costs- unconsolidated entity — — 10,774 10,655 9,632 Company's share of revenues in excess of cash received (straight-line rents) - unconsolidated entity — — (631) (750) (826) Company's share of amortization of above market rent - unconsolidated entity — — (218) (26) (288) Write-off of transaction costs — — 83 32 Employee separation expense — 1,855 13 2,042 — Transaction expenses — 412 80 21,303 4 3,187 Impairment provision, goodwill 4,594 16,031 — — — Amortization of lease inducements — — — 49 101 Preferred unit redemption charge — — — 4,970 — Other income - proration adjustments for dispositions — (1,587) — — — Impairment provision, investment in unconsolidated entity — — 129,334 — — Write-off of Company's share of accumulated other comprehensive income - unconsolidated entity — — (1,226) — — AFFO available to common shareholders and limited partners 1 $ 27,780 $ 31,718 $ 30,739 $ 28,667 $ 26,758 FFO per share/unit, basic and diluted $ 0.54 2 $ 0.29 2 $ (2.79) 3 $ (0.27) $ 0.37 AFFO per share/unit, basic and diluted $ 0.70 $ 0.80 $ 0.78 $ 0.73 $ 0.68 Weighted-average common shares outstanding - basic and diluted EPS 36,309,019 36,054,940 35,975,483 35,922,706 35,999,325 Weighted-average OP Units 3,218,826 3,404,247 3,482,977 3,528,666 3,537,654 Weighted-average common shares and OP Units outstanding - basic and diluted FFO/AFFO 39,527,845 39,459,187 39,458,460 39,451,372 39,536,979 Non-GAAP Financial Measures (continued) FFO and AFFO 1Reflects any adjustments in the comparative periods presented. 2Excluding the impact of non-cash goodwill impairment for assets in the Other segment, FFO for the quarter ended 3/31/2024 and 12/31/2023 would have been $25.8 million and $27.4 million, or $0.65 and $0.69 per basic and diluted share, respectively. 3Excluding the $129.3 million of non-cash impairment of the investment in unconsolidated entity, FFO for the third quarter of 2023 would have been approximately $19.1 million, or $0.48 per basic and diluted share. 4Primarily represents transaction expenses related to the Company's Listing.

18 For the Quarter Ended (Unaudited, USD in thousands) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Reconciliation of Net income (loss) to EBITDAre Net income (loss) $ 5,470 $ (21,767) $ (139,948) $ (452,403) $ 9,017 Interest expense 16,148 16,415 16,126 16,068 17,014 Depreciation and amortization 23,415 25,373 25,003 30,472 31,356 EBITDA 45,033 20,021 (98,819) (405,863) 57,387 (Gain) loss on sales of real estate, net (9,177) (4,507) (3,748) 9,701 (30,610) Loss on investment in unconsolidated entity — 1 — 1 144,598 1 17,508 14,661 Impairment provision, real estate 1,376 12,138 — 397,373 — Proportion share of adjustments for unconsolidated entities — — 15,993 15,251 13,468 EBITDAre 37,232 27,652 58,024 33,970 54,906 Adjustment for acquisitions and dispositions (2,353) (1,360) 193 (417) (1,694) Other income - proration adjustments for dispositions — (1,587) — — — Employee separation expense — 1,855 — 2,042 — Adjustment for joint venture acquisition — — — — 1,984 Impairment provision, goodwill 4,594 16,031 — — — Termination income — (918) — — — Transaction expenses — 412 80 21,303 3,187 Normalized EBITDAre 39,473 42,085 58,297 56,898 58,383 Reconciliation of Normalized EBITDAre to Adjusted EBITDA (per the credit facility) Amortization of deferred financing costs 1,050 1,041 662 655 1,274 Amortization of debt premium/(discount), net 107 133 101 83 102 Amortization of above/(below) market rent, net (259) (406) (421) (291) (122) Amortization of other intangibles 372 377 375 372 368 Income taxes 188 170 22 285 184 Property management fees 411 421 440 430 522 Deferred rent (410) 224 (393) (2,210) (3,850) Adjustment to interest (1,157) (1,174) (762) (737) (1,376) Adjustment for unconsolidated joint venture — 1 — 1 (15,993) (15,251) (15,452) Reversal of adjustment for acquisitions and dispositions 2,353 1,360 (193) 417 1,694 Less: Capital reserves (504) (542) (551) (556) (583) Adjusted EBITDA (per the credit facility) $ 41,624 $ 43,689 $ 41,584 $ 40,095 $ 41,144 Non-GAAP Financial Measures (continued) EBITDA, EBITDAre, Normalized EBITDAre & Adjusted EBITDA (per the credit facility) 1During the quarter ended 9/30/2023, the Company recorded a $129.3 million impairment in the unconsolidated entity, which represents a complete write-off of the remaining balance. Subsequent to the complete write-off as of September 30, 2023, the Company no longer records any equity income or losses, and thus no pro-rata share.

19 For the Quarter Ended1 (Unaudited, USD in thousands) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Total revenues $ 50,206 $ 49,598 $ 50,889 $ 49,917 $ 44,789 Expenses: Operating expenses (19,458) (18,167) (16,838) (16,611) (15,822) General and administrative (1,126) (1,856) (1,699) (2,174) (1,481) Depreciation and amortization (29,910) (18,570) (17,074) (18,411) (14,774) Interest expense (31,817) (45,647) (51,721) (49,990) (42,992) Other income (expenses), net 262 2,854 2,782 1,531 352 Total Expenses (82,049) (81,386) (84,550) (85,655) (74,717) Net Loss $ (31,843) $ (31,788) $ (33,661) $ (35,738) $ (29,928) Pro rata share - Net Loss $ — 2 $ — 2 $ (16,491) 3 $ (17,508) $ (14,661) Unconsolidated Office Joint Venture - Condensed Financial Information 1Amounts represent 100% of the Office Joint Venture and are presented on a one quarter lag. 2 During quarter ended 9/30/2023, the Company recorded a $129.3 million impairment in the unconsolidated office joint venture which represents a complete write off the remaining balance. Subsequent to the complete write-off as of September 30, 2023, the Company no longer records any equity income or losses, and thus no pro-rata share. 3For the quarter ended 9/30/2023, the Company's "Net loss from investment in unconsolidated entity" was approximately $144.6 million, which consisted of the $16.5 million pro rata share - net loss and a net $129.3 million impairment of the Company's investment, net of $1.2 million of income related to the write-off of the Company's proportionate share of accumulated other comprehensive income.

20 For the Quarter Ended (Unaudited, USD in thousands) 3/31/2024 % of NOI1 12/31/2023 % of NOI1 9/30/2023 % of NOI1 6/30/2023 % of NOI1 3/31/2023 % of NOI1 Maintenance Capital Expenditures by segment: Industrial $ 89 0.2% $ 651 1.3% $ 30 0.1% $ 505 1.0% $ — — % Office — — — — — — — — — — Total Industrial and Office $ 89 0.2% $ 651 1.3% $ 30 0.1% $ 505 1.0% $ — — % Other — — 183 0.4 10 — 35 0.1 69 0.1 Total Maintenance Capital Expenditures $ 89 0.2% $ 834 1.7% $ 40 $ — 0.1% $ 540 1.1% $ 69 0.1 % Value Enhancing Expenditures by segment: Industrial $ — — % $ 200 0.4% $ — — % $ 8 — % $ — — % Office 1,757 3.7 6,169 12.3 6,353 13.1 — — — — Total Industrial and Office $ 1,757 3.7% $ 6,369 12.7% $ 6,353 13.1% $ 8 — % $ — — % Other — — 17 — 658 1.4 325 0.7 694 1.3 Total Value Enhancing Expenditures $ 1,757 3.7% $ 6,386 12.7% $ 7,011 14.5% $ 333 0.7% $ 694 1.3 % Total Capital Expenditures $ 1,846 3.9% $ 7,220 14.4% $ 7,051 14.6% $ 873 1.8% $ 763 1.4% 1 Represents percentage of capital expenditures compared to consolidated NOI. Capital Expenditures Summary (Cash Basis)

Debt & Capitalization

22 1The Contractual Rate for the Company's unsecured debt excludes the impact of fixed-rate swaps and uses the applicable Secured Overnight Financing Rate ("SOFR" or SOF rate"). Inclusive of a five day look-back per the credit facility agreement, the rates were 5.31% (SOFR), plus spreads of 1.25% (Term Loans) or 1.30% (Revolving Loan) and 0.1% index. 2 The Effective Rate for the Company's unsecured debt is calculated on a weighted average basis and is inclusive of the Company's $750 million fixed-rate interest swaps. Interest rate swaps only apply to the Company's unsecured debt. 3 As of March 31, 2024, the Revolving Loan had a maturity date of June 30, 2024 with an extension option to January 31, 2026. On May 2, 2024, the Company exercised this option which, upon satisfaction or waiver of certain customary conditions, will extend the maturity date to January 31, 2026. 4 Percentage of floating-rate debt includes impact of $750 million fixed-rate swaps. (Unaudited, USD in thousands, except for shares) Capitalization - Consolidated Debt Ratios - Consolidated Contractual Rate1 Effective Rate2 Term Net Debt / Total Gross Real Estate 38.2 % SECURED DEBT Net Debt / Normalized EBITDAre (Consolidated) 6.2x Fixed-Rate Mortgages 4.44% 4.44% 3.5 $ 471,083 Unsecured Debt / Total Gross Real Estate 36.9 % TOTAL SECURED DEBT 471,083 Unsecured properties / Total properties (based on ABR) 69.8 % UNSECURED DEBT Unsecured properties / Total properties (based on acquisition price) 73.4 % Revolving Loan3 6.71% 5.06% 1.8 400,000 Percentage of Floating-Rate Debt4 14.1% 2025 Term Loan 6.67% 3.26% 1.7 400,000 2026 Term Loan 6.67% 3.26% 2.1 150,000 Total Unsecured Debt 6.68% 4.02% 1.8 950,000 Liquidity - Consolidated TOTAL CONSOLIDATED DEBT 4.16% 2.4 1,421,083 MAXIMUM CREDIT FACILITY CAPACITY $ 1,300,000 Less: Cash & cash equivalents - excl. restricted (436,251) NET DEBT $ 984,832 Borrowing base availability (per the credit facility) $ 1,109,682 Outstanding revolving loan and term loans (950,000) COMMON EQUITY & OP UNITS CREDIT FACILITY CAPACITY $ 159,682 Common Equity 36,346,608 Cash and cash equivalents (excl. restricted) $ 436,251 OP Units 3,215,665 Available capacity 159,682 COMMON EQUITY & OP UNITS 39,562,273 TOTAL LIQUIDITY $ 595,933 Capitalization & Liquidity Overview - Consolidated As of March 31, 2024

23 As of (Unaudited, USD in thousands) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 SECURED FIXED-RATE DEBT Mortgage borrowings on wholly-owned portfolio $ 471,083 $ 491,545 $ 498,224 $ 517,146 $ 518,930 Total Secured Fixed-Rate Debt 471,083 491,545 498,224 517,146 518,930 UNSECURED FLOATING-RATE DEBT Credit Facility: Revolving Loan 400,000 400,000 400,000 400,000 400,000 2025 Term Loan 400,000 400,000 400,000 400,000 400,000 2026 Term Loan 150,000 150,000 150,000 150,000 150,000 Total Unsecured Floating-Rate Debt 950,000 950,000 950,000 950,000 950,000 TOTAL CONSOLIDATED DEBT $ 1,421,083 $ 1,441,545 $ 1,448,224 $ 1,467,146 $ 1,468,930 Fixed charge coverage (per the credit facility) 2.6x 2.7x 2.5x 3.5x 1.8x Interest coverage ratio (per the credit facility) 2.8x 2.9x 2.7x 2.6x 2.6x Consolidated Debt Summary

24 (Unaudited, USD in thousands) SECURED DEBT Collateral Contractual Interest Rate Maturity Date Outstanding Balance INDUSTRIAL AND OFFICE Pepsi Bottling Ventures Mortgage Loan 3.69% 10/1/2024 $ 17,338 BOA II Loan 1 4.32% 5/1/2028 250,000 Total Industrial and Office 267,338 OTHER AIG Loan II 2 4.15% 11/1/2025 111,921 AIG Loan 3 4.96% 2/1/2029 91,824 Total Other 203,745 Weighted Average 4 4.44% Total Consolidated Secured Debt $ 471,083 1 The BOA II portfolio includes the following properties: IGT, 3M, Amazon (Etna), and Southern Company. 2 The AIG II Loan is secured by: Owens Corning, Administrative Offices of the Pennsylvania Courts, Wyndham Hotels & Resorts, MGM Corporate Center (880 Grier Drive, 840 Grier Drive and 980 Grier Drive), and Hitachi Astemo. 3 The AIG Loan is secured by: Northrop Grumman, Raytheon Technologies, Avnet (Chandler), and 30 Independence. 4 The weighted average contractual interest rate is determined using the bank interest calculation method. Consolidated Secured Debt Schedule As of March 31, 2024

25 1 Represents the Pepsi Bottling Ventures mortgage loan. | 2 Represents the AIG II loan. | 3 Represents the 2025 Term Loan. | 4 Represents the Revolving Loan. As of March 31, 2024, the Revolving Loan had a maturity date of June 30, 2024 with one extension option to January 31, 2026. On May 2, 2024, the Company exercised this option which, upon satisfaction or waiver of certain customary conditions, will extend the maturity date to January 31, 2026. | 5 Represents the 2026 Term Loan. | 6 Represents the BOA II Loan. | 7 Represents the AIG loan. | 8 Principal repayments on the individual mortgages do not include the net debt premium/(discount) of $1.3 million and deferred financing costs of $(5.9) million. $141,194(1) $200,000(3) $400,000(5) $17,338 $511,921 $550,000 $250,000 $91,824 2025 and 2026 Term loans Mortgage loans (Industrial and Office) Mortgage loans (Other) Revolving Loan 2024 2025 2026 2027 2028 2029 (Unaudited, USD in thousands) Statistics (Including Effect of Swaps) Fixed Floating Total Amount $1,221,083 $200,000 $1,421,083 Percentage of Total Consolidated Debt 86% 14% 100% W.A. Term Remaining (Yrs) 2.5 1.8 2.4 W.A. Interest Rate (%) 3.7% 6.8% 4.2% (1) 6 7 $111,9212 $400,0003 Consolidated Debt Maturity Schedule (Including Effect of Interest Rate Swaps) As of March 31, 2024 $150,0005 $400,0004 8 8 $0 1 8

Leasing Activity & Asset Management

27 NEW AND RENEWAL LEASES Cash Rent GAAP Rent Tenant / Property Segment Property Type Location New Lease Start Date New Lease Expiration Date Term (Yrs) Square Feet Leasing Commissions $/SF Tenant Improvement $/SF Starting Rent/SF Prior Rent/ SF Rent Change Starting Rent/SF Prior Rent/SF Rent Change RENEWAL LEASES1 MGM (880 Grier Drive) Other Office Las Vegas, NV 9/1/2024 8/31/2029 5.0 81,000 $ — $ — $ 19.87 $ 15.80 26% $ 23.69 $ 17.76 33 % Northrop Grumman Other Office Beavercreek, OH 9/1/2024 8/31/2029 5.0 99,200 $ 3.67 $ 14.15 $ 17.65 $ 16.78 5% $ 18.06 $ 14.72 23 % Owens Corning Other Industrial Concord, NC 1/1/2025 12/31/2029 5.0 61,200 $ — $ — $ 7.21 $ 6.87 5% $ 7.65 $ 6.56 17 % Total renewal - leases/weighted average 5.0 241,400 $ 1.51 $ 5.82 $ 15.75 $ 13.94 13% $ 17.31 $ 13.67 27 % TERMINATIONS/CONTRACTIONS Tenant Location Previous Lease Expiration Date Termination Date Square Feet Termination Income None Leasing Activity For the Quarter Ended March 31, 2024 1Lease extensions were secured as of March 31, 2024. Certain of the extension terms were agreed to following quarter end.

28 1 Occupancy changes reflect leases with commencements during the quarter. 2 Expiring with renewal square footage includes expirations accelerated due to early renewal. 3 Retention is Renewal leases divided by Total expirations. 4 During the first quarter, a previously executed, 15-year, 100,200-square-foot lease commenced at the Company’s Office segment property in Nashville, TN. For the Quarter Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 PORTFOLIO SQUARE FOOTAGE CHANGES Total square feet at beginning of period 17,869,000 18,100,000 18,245,900 18,973,400 19,889,600 Acquisitions — — — — — Dispositions (1,233,200) (230,600) (145,900) (727,500) (918,000) Remeasurements / other — (400) — — 1,800 Total square feet at end of period 16,635,800 17,869,000 18,100,000 18,245,900 18,973,400 OCCUPANCY CHANGES 1 Occupied square feet beginning of period / Occupancy Rate 17,042,800 / 95.4% 17,354,600 / 95.9% 17,408,600 / 95.4% 17,951,600 / 94.6% 18,850,000 / 94.8 % Expirations: Expiring without renewal (60,000) — (60,000) (60,000) — Expiring with renewal2 (241,400) (932,000) (116,000) — (193,700) Lease terminations and exercised contraction options — (83,200) — — — Total expirations (301,400) (1,015,200) (176,000) (60,000) (193,700) Leases commencing: Renewal leases 241,400 932,000 116,600 — 193,700 New leases 100,200 4 — 10,700 17,000 19,200 Expansion leases — — — — — Total leasing activity 341,600 932,000 127,300 17,000 212,900 Occupied acquired square feet — — — — — Occupied disposed square feet (1,142,800) (228,600) (4,700) (500,000) (918,000) Total occupancy activity from acquisitions & dispositions (1,142,800) / 92.7% (228,600) / 99.1% (4,700) / 3.2% (500,000) / 68.7% (918,000) / 100.0 % Other occupancy activity — — — — — Total occupancy activity (1,102,600) (311,800) (54,000) (543,000) (898,800) Occupied square feet at end of period / Occupancy Rate 15,940,200 / 95.8% 17,042,800 / 95.4% 17,354,600 / 95.9% 17,408,600 / 95.4% 17,951,600 / 94.6 % Retention3 80% 92% 66% —% 100% Economic Occupancy Summary

Components of Net Asset Value

30 (Unaudited, USD in thousands) Annualized Base Rent Balance Sheet Components (cont'd) ABR Percentage of ABR LIABILITIES Industrial � �   Revolving loan and term loans2 $ 950,000 Investment grade1 $ 36,342 19.6 % Mortgages payable2 471,083 � Sub-investment grade1 7,970 4.3 Distributions payable 8,422 Unrated credit 4,979 2.7   Due to related parties 573 49,291 26.6 Interest payable 17,775 Office Prepaid tenant rent 8,279 Investment grade1 72,951 39.3   Deferred compensation 9,507 Sub-Investment grade1 31,248 16.8 Property operating expense payable 2,121 Unrated credit 6,389 3.4 Real estate taxes payable 3,559 110,588 59.5 Accrued construction in progress 53 Other Accrued tenant improvements 665 Investment grade1 10,803 5.8 Other liabilities 22,173 Sub-investment grade1 13,639 7.3 Liabilities of real estate assets held for sale 159 Unrated credit 1,473 0.8 TOTAL LIABILITIES $ 1,494,369 25,915 13.9 COMMON SHARES + OP UNITS OUTSTANDING 39,562,273 WHOLLY-OWNED PORTFOLIO $ 185,794 100 % Balance Sheet Components Real Estate Value NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS REAL ESTATE GROSS BOOK VALUE � Cash and cash equivalents $ 436,251 Industrial $ 741,717 Restricted cash 11,213 Office 1,506,627 Construction in progress 8,998 Other 327,728 � Goodwill/operating company 74,052 WHOLLY-OWNED PORTFOLIO - GROSS BOOK VALUE 2,576,072 Cash - surrender value (DCP) 14,485 � Tenant rent receivable 1,393 ACCUMULATED DEPRECIATION Prepaid insurance 656 Industrial (158,606) Swap assets 27,042 Office (299,545) Other assets 24,453 Other (106,057) TOTAL NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS $ 598,543 TOTAL ACCUMULATED DEPRECIATION (564,208) REAL ESTATE NET BOOK VALUE $ 2,011,864 REAL ESTATE AND OTHER ASSETS HELD FOR SALE, NET $ 7,595 Components of Net Asset Value As of March 31, 2024 1 Weighted average based on ABR. Represents ratings of tenants, guarantors or non guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations. For more information, see definition of investment grade in "Notes and Definitions." 2 Represents face value of debt (i.e., excludes debt premium and debt financing costs).

Property Information

32 USD in thousands, except Annualized Base Rent / SF metrics Segment Property/Tenant Name Address Property Market Property State Building Square Feet Tenancy Type % Leased1 Property Sub Type Year Built/ Renovated2 3 Property WALT3 % of Total ABR3 1 Industrial RH 825 Rogers Road Stockton/Modesto CA 1,501,400 Single Tenant 100.0 % Warehouse 2015 6.4 4.0% 2 Industrial Amazon (Etna) 11999 National Road Columbus OH 856,300 Single Tenant 100.0 % Warehouse 2016 — 4 3.3% 3 Industrial 3M 1650 Macom Drive Chicago IL 978,100 Single Tenant 100.0 % Warehouse 2016 2.6 2.7% 4 Industrial Samsonite 10480 Yeager Road Jacksonville FL 817,700 Single Tenant 100.0 % Warehouse 2008 5.7 2.3% 5 Industrial Shaw Industries 445 Northport Parkway Savannah GA 1,001,500 Single Tenant 100.0 % Warehouse 2018 9.0 1.8% 6 Industrial PepsiCo 8060 State Road 33 North Tampa FL 605,400 Single Tenant 100.0 % Warehouse 2018 4.3 1.8% 7 Industrial Amcor 975 West Main Street Cleveland OH 586,700 Single Tenant 100.0 % Manufacturing 1997 8.6 1.5% 8 Industrial Amazon (Arlington Heights) 1455 West Cellular Drive Chicago IL 182,900 Single Tenant 100.0 % Warehouse 2020 — 4 1.3% 9 Industrial Pepsi Bottling Ventures 390 Business Park Drive Winston-Salem NC 526,300 Single Tenant 100.0 % Warehouse 2008 8.3 1.0% 10 Industrial Roush Industries 333/777 Republic Drive Detroit MI 169,200 Single Tenant 100.0 % Industrial/R&D 2000 4.7 0.9% 11 Industrial OceanX 6390 Commerce Court Columbus OH 312,000 Single Tenant 100.0 % Warehouse 2015 5.3 0.8% 12 Industrial Berry Global 1515 Franklin Boulevard Chicago IL 193,700 Single Tenant 100.0 % Manufacturing 2003 8.8 0.8% 13 Industrial Atlas Copco 3301 Cross Creek Parkway Detroit MI 120,000 Single Tenant 100.0 % Industrial/R&D 2014 1.5 0.7% 14 Industrial Huntington Ingalls (500 West Park Lane) 500 West Park Lane Hampton Roads VA 258,300 Single Tenant 100.0 % Warehouse 1999 3.8 0.7% 15 Industrial Huntington Ingalls (300 West Park Lane) 300 West Park Lane Hampton Roads VA 257,200 Single Tenant 100.0 % Warehouse 2000 3.8 0.7% 16 Industrial ZF Wabco 8225 Patriot Boulevard Charleston SC 145,200 Single Tenant 100.0 % Warehouse 2016 9.4 0.6% 17 Industrial TransDigm 110 Algonquin Parkway Northern New Jersey NJ 114,300 Single Tenant 100.0 % Manufacturing 1986 14.0 0.6% 18 Industrial Hopkins 428 Peyton Street Emporia KS 320,800 Single Tenant 100.0 % Manufacturing 2000 12.8 0.5% 19 Industrial Fidelity Building Services 25 Loveton Circle Baltimore MD 54,800 Single Tenant 100.0 % Industrial/R&D 1981 10.8 0.4 % TOTAL INDUSTRIAL SEGMENT 19 Properties 9,001,800 100.0% 2010 6.5 $ 49,291 (1) Total calculated as a weighted average based on rentable square feet. (2) Year shown is either the year built or year substantially renovated. (3) Total calculated as a weighted average based on ABR. (4) Lease restricts certain disclosures. Property List As of March 31, 2024

33 USD in thousands, except Annualized Base Rent / SF metrics Segment Property / Tenant Name Address Property Market Property State Building Square Feet Tenancy Type % Leased1 Property Sub Type Year Built/ Renovated2 3 Property WALT3 % of Total ABR3 20 Office Southern Company 3525 & 3535 Colonnade Parkway Birmingham AL 669,400 Single-Tenant 100.0 % Office 2018 20.0 5.1% 21 Office Keurig Dr. Pepper (53 South Avenue) 53 South Avenue Boston MA 280,600 Single-Tenant 100.0 % Office 2014 5.6 4.7% 22 Office Freeport McMoRan 333 N. Central Ave Phoenix AZ 249,000 Single-Tenant 100.0 % Office 2010 3.1 4.3% 23 Office Maxar Technologies 1300 West 120th Avenue Denver CO 430,000 Single-Tenant 100.0 % Office 2002 6.3 4.2% 24 Office LPL (1055 & 1060 LPL Way) 1055 & 1060 LPL Way Charlotte SC 307,200 Single-Tenant 100.0 % Office 2016 12.6 3.2% 25 Office Travel & Leisure, Co. 14 Sylvan Way Northern New Jersey NJ 203,500 Single-Tenant 100.0 % Office 2013 5.4 3.1% 26 Office IGT 6355 South Buffalo Drive Las Vegas NV 222,300 Single-Tenant 100.0 % Office 2008 6.8 2.8% 27 Office International Paper 1740 International Drive Memphis TN 238,600 Single-Tenant 100.0 % Office 2015 — 4 2.8% 28 Office Terraces at Copley Point 5887 Copley Drive San Diego CA 201,700 Multi-Tenant 70.3 % Office 2009 6.7 2.6% 29 Office onsemi (5701 N. Pima Road) 5701 N. Pima Road Phoenix AZ 133,400 Single-Tenant 100.0 % Office 2017 — 4 1.8% 30 Office Zoetis 10 Sylvan Way Northern New Jersey NJ 125,700 Single-Tenant 100.0 % Office 2016 — 4 1.7% 31 Office McKesson (5601 N. Pima Road) 5601 N. Pima Road Phoenix AZ 138,200 Single-Tenant 100.0 % Office 2017 — 4 1.7% 32 Office York Space Systems (East Village) 6060 South Willow Drive Denver CO 138,100 Single-Tenant 100.0 % Office/R&D 2020 7.8 1.7% 33 Office Mckesson (5801 N. Pima Road) 5801 N. Pima Road Phoenix AZ 124,900 Single-Tenant 100.0 % Office 2019 — 4 1.7% 34 Office 40 Wight 40 Wight Avenue Baltimore MD 132,200 Multi-Tenant 93.2 % Office 2017 8.5 1.6% 35 Office Keurig Dr. Pepper (63 South Avenue) 63 South Avenue Boston MA 150,700 Single-Tenant 100.0 % Office/Lab/R&D 2013 5.6 1.5% 36 Office LPL (1040 LPL Way) 1040 LPL Way Charlotte SC 144,400 Single-Tenant 100.0 % Office 2016 12.6 1.5% 37 Office Toshiba TEC 3901 South Miami Boulevard Raleigh/Durham NC 200,800 Single-Tenant 100.0 % Office 2016 4.1 1.5% 38 Office Avnet (Phoenix) 2211 S 47th Street Phoenix AZ 176,400 Single-Tenant 100.0 % Office 1997 2.4 1.4 % Property List (continued) As of March 31, 2024 (1) Total calculated as a weighted average based on rentable square feet. (2) Year shown is either the year built or year substantially renovated. (3) Total calculated as a weighted average based on ABR. (4) Lease restricts certain disclosures.

34 USD in thousands, except Annualized Base Rent / SF metrics Segment Property/Tenant Name Address Property Market Property State Building Square Feet Tenancy Type % Leased1 Property Sub Type Year Built/ Renovated2 3 Property WALT3 % of Total ABR3 39 Office Occidental Petroleum 501 North Division Street Platteville CO 114,500 Single-Tenant 100.0 % Office 2013 9.5 1.3% 40 Office PPG 400 Bertha Lamme Drive Pittsburgh PA 118,000 Single-Tenant 100.0 % Office 2010 6.8 1.2% 41 Office 530 Great Circle Road 530 Great Circle Road Nashville TN 100,200 Single-Tenant 100.0 % Office/Lab 2011 — 4 1.2% 42 Office MISO 720 City Center Drive Indianapolis IN 133,400 Single-Tenant 100.0 % Office 2016 4.1 1.1% 43 Office Amentum (Heritage III) 13500 Heritage Parkway Dallas/Fort Worth TX 119,000 Single-Tenant 100.0 % Office 2006 — 4 1.1% 44 Office Cigna (500 Great Circle Road) 500 Great Circle Road Nashville TN 72,200 Single-Tenant 100.0 % Office 2012 3.2 0.8% 45 Office Cigna (Express Scripts) 501 Ronda Court Pittsburgh PA 70,500 Single-Tenant 100.0 % Office/Data Center 2015 1.3 0.8% 46 Office AT&T (14500 NE 87th Street) 14500 NE 87th Street Seattle/Puget Sound WA 60,000 Single-Tenant 100.0 % Office/Data Center 1995 3.4 0.8% 47 Office AT&T (14520 NE 87th Street) 14520 NE 87th Street Seattle/Puget Sound WA 59,800 Single-Tenant 100.0 % Office/Data Center 1995 3.4 0.8% 48 Office Tech Data 19031 Ridgewood Parkway San Antonio TX 58,000 Single-Tenant 100.0 % Office 2014 0.7 0.5% 49 Office Rapiscan Systems 23 Frontage Road Boston MA 64,200 Single-Tenant 100.0 % Office/Lab 2014 3.2 0.5% 50 Office AT&T (14560 NE 87th Street) 14560 NE 87th Street Seattle/Puget Sound WA 36,000 Single-Tenant 100.0 % Office/Data Center 1995 3.4 0.5% 51 Office 136 Capcom 136 Capcom Avenue Raleigh/Durham NC 31,000 Single-Tenant 100.0 % Office/R&D 2014 0.8 0.3% 52 Office 204 Capcom 204 Capcom Avenue Raleigh/Durham NC 32,000 Single-Tenant 100.0 % Office/R&D 2010 3.2 0.2% 53 Office Spectrum 6451 126th Avenue North Tampa FL 82,800 Single-Tenant 100.0 % Office 2013 — — % TOTAL OFFICE SEGMENT 34 Properties 5,418,700 98.7% 2012 7.6 $ 110,588 Property List (continued) As of March 31, 2024 (1) Total calculated as a weighted average based on rentable square feet. (2) Year shown is either the year built or year substantially renovated. (3) Total calculated as a weighted average based on ABR. (4) Lease restricts certain disclosures.

35 Property List (continued) As of March 31, 2024 USD in thousands, except Annualized Base Rent / SF metrics Segment Property / Tenant Name Address Property Market Property State Building Square Feet Tenancy Type % Leased1 Property Sub-Type Year Built/ Renovated2 3 Property WALT3 % of Total ABR3 54 Other Wyndham Hotels & Resorts 22 Sylvan Way Northern New Jersey NJ 249,400 Single-Tenant 100.0 % Office 2009 5.4 4.0% 55 Other Level 3 (ParkRidge One) 10475 Park Meadows Drive Denver CO 166,700 Single-Tenant 100.0 % Office 1999 — 4 1.9% 56 Other RTX Technologies 2730 West Tyvola Road Charlotte NC 198,900 Single-Tenant 100.0 % Office 1999 — 4 1.7% 57 Other Avnet (Chandler) 6700 West Morelos Place Phoenix AZ 231,500 Single-Tenant 100.0 % Industrial/R&D 2008 — 4 1.5% 58 Other 30 Independence 30 Independence Boulevard Northern New Jersey NJ 207,300 Multi-Tenant 52.0 % Office 2020 6.7 1.1% 59 Other Northrop Grumman 4065 Colonel Glenn Highway Cincinnati/Dayton OH 99,200 Single-Tenant 100.0 % Office 2012 5.4 0.9% 60 Other MGM Corporate Center (880 Grier Drive) 880 Grier Drive Las Vegas NV 81,000 Single-Tenant 100.0 % Office 1988 5.4 0.7% 61 Other Hitachi Astemo 9296 Intermodal North Court Columbus OH 304,600 Single-Tenant 100.0 % Warehouse 2014 1.0 0.6% 62 Other MGM Corporate Center (840 Grier Drive) 840 Grier Drive Las Vegas NV 60,500 Single-Tenant 100.0 % Office 1997 0.4 0.5% 63 Other Administrative Office of Pennsylvania Courts 5035 Ritter Road Harrisburg PA 56,600 Single-Tenant 100.0 % Office/Data Center 1988 7.8 0.4% 64 Other Crosspoint 20022 North 31st Avenue Phoenix AZ 351,600 Multi-Tenant 7.8 % Office 2021 4.7 0.3% 65 Other Owens Corning 4535 Enterprise Drive Northwest Charlotte NC 61,200 Single-Tenant 100.0 % Manufacturing 1998 5.8 0.2% 66 Other MGM Corporate Center (950 Grier Drive) 950 Grier Drive Las Vegas NV 26,800 Single-Tenant 100.0 % Office 1989 0.4 0.2% 67 Other 345 Bob Heath Drive 345 Bob Heath Drive Huntsville AL 120,000 Vacant — % Office 2013 — — % TOTAL OTHER SEGMENT 14 Properties 2,215,300 75.5% 2004 3.8 $ 25,915 TOTAL CONSOLIDATED PORTFOLIO 67 Properties 16,635,800 96.3% 2010 6.8 $ 185,794 (1) Total calculated as a weighted average based on rentable square feet. (2) Year shown is either the year built or year substantially renovated. (3) Total calculated as a weighted average based on ABR. (4) Lease restricts certain disclosures.

Portfolio Characteristics

37 1 Weighted average rental increase is based on the remaining term of each lease as of March 31, 2024. Excludes leases with remaining term less than one year. 2 Based on % of ABR for Industrial and Office segments. Lease Escalations - Consolidated % of ABR Wtd. Avg. Annual Growth Rate 1 Annually 85.8% 2.2% Other Frequencies 12.4 0.7 Subtotal - Annually and Other Frequencies 98.2 2.0 No Escalations 1.8 — PORTFOLIO TOTAL / WEIGHTED AVERAGE 100.0% 2.0% Rent Growth As of March 31, 2024 Annually and Other Frequencies 97.9% No Escalations 2.1% Annually and Other Frequencies 93.2% No Escalations 6.8% Annually and Other Frequencies 100.0% Industrial Industrial and OfficeOffice Lease Escalations - Industrial and Office Segments2

38 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)3 1  Keurig Dr. Pepper Baa14 6.2% 5.6 2  Southern Company BBB+ 5.1 20.0 3  LPL BBB- 4.7 12.6 4  Amazon5 AA 4.6 7.3 5  Freeport McMoRan Baa14 4.2 3.1 6  Maxar Technologies HY56 4.2 6.3 7  RH IG106 4.0 6.4 8  Wyndham Hotels & Resorts BB- 4.0 5.4 9  McKesson A36 3.3 4.5 10  Travel & Leisure, Co. BB- 3.1 5.4 Top 10 Total/Average Lease Term 43.4% 8.0 Investment Grade Calculation2: Tenant Profile Tenant 38.1 % Number of Tenants 63 Guarantor 7.6 Average Square Footage Leased per Tenant 254,337 Tenant/Guarantor 45.7 Average ABR per Sq Ft - Industrial $5.48 Non-Guarantor Parent 18.9 Average ABR per Sq Ft - Office $20.41 Total Investment Grade 64.6 % Average ABR per Sq Ft - Other $11.70 Weighted Average Lease Term (WALT)3 6.8 Tenant Concentration: Consolidated As of March 31, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Based on ABR by tenant for the wholly-owned portfolio. 3 Weighted average based on ABR. 4 Represents a rating issued by Moody's at http://www.moodys.com. 5 Represents the combined base rental revenue for two properties leased to this tenant. 6 Represents a rating issued by Bloomberg services.

39 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)3 1  Keurig Dr. Pepper Baa14 7.2% 5.6 2  Southern Company BBB+ 5.9 20.0 3  LPL BBB- 5.4 12.6 4  Amazon5 AA 5.4 7.3 5  Freeport McMoRan Baa14 4.9 3.1 6  Maxar Technologies HY56 4.8 6.3 7  RH IG106 4.7 6.4 8  McKesson A36 3.9 4.5 9  Travel & Leisure, Co. BB- 3.6 5.4 10  IGT BB+ 3.3 6.8 Top 10 Total/Average Lease Term 49.1% 8.2 Investment Grade Calculation2: Tenant Profile Tenant 39.4 % Number of Tenants 46 Guarantor 8.8 Average Square Footage Leased per Tenant 311,989 Tenant/Guarantor 48.2 Average ABR per Sq Ft: Industrial and Office $11.09 Non-Guarantor Parent 20.2 Weighted Average Lease Term (WALT)3 7.3 Total Investment Grade 68.4 % Tenant Concentration: Industrial and Office As of March 31, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Based on ABR by tenant for Industrial and Office segments. 3 Weighted average based on ABR. 4 Represents a rating issued by Moody's at http://www.moodys.com. 5 Represents the combined base rental revenue for two properties leased to this tenant. 6 Represents a rating issued by Bloomberg services.

40 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)3 1  Amazon4 AA 17.4% 7.3 2  RH IG105 15.2 6.4 3  3M Company A36 10.1 2.6 4  Samsonite BB 8.6 5.7 5  Shaw Industries, Inc. AA 6.8 9.0 6  Pepsi A+ 6.7 4.3 7  Amcor Rigid Plastics USA BBB 5.5 8.6 8  Huntington Ingalls BBB- 5.3 3.8 9  Pepsi Bottling Ventures A26 3.9 8.3 10  Roush Industries NR7 3.5 4.7 Top 10 Total/Average Lease Term 83.0% 6.1 Investment Grade Calculation2: Tenant Profile Tenant 25.3 % Number of Tenants 17 Guarantor 20.2 Average Square Footage Leased per Tenant 529,518 Tenant/Guarantor 45.5 Average ABR per Sq Ft: Industrial $5.48 Non-Guarantor Parent 28.2 Weighted Average Lease Term (WALT)3 6.5 Total Investment Grade 73.7 % Tenant Concentration: Industrial As of March 31, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Based on ABR by tenant for Industrial segment. 3 Weighted average based on ABR. 4 Represents the combined base rental revenue for two properties leased to this tenant. 5 Represents a rating issued by Bloomberg services. 6 Represents a rating issued by Moody's at http://www.moodys.com. 7 Indicates that the tenant is not rated by the major credit agencies used.

41 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)3 1  Keurig Dr. Pepper Baa14 10.4% 5.6 2  Southern Company BBB+ 8.5 20.0 3  LPL BBB- 7.9 12.6 4  Freeport McMoRan Baa1 4 7.1 3.1 5  Maxar Technologies HY55 7.0 6.3 6 McKesson A34 5.6 4.5 7 Travel & Leisure, Co. BB- 5.3 5.4 8 IGT BB+ 4.7 6.8 9 International Paper Company BBB 4.6 5.9 10 Guild Mortgage Company IG105 4.3 6.7 Top 10 Total/Average Lease Term 65.4% 8.2 Investment Grade Calculation2: Tenant Profile Tenant 45.7 % Number of Tenants 29 Guarantor 3.7 Average Square Footage Leased per Tenant 184,472 Tenant/Guarantor 49.4 Average ABR per Sq Ft: Office $20.41 Non-Guarantor Parent 16.6 Weighted Average Lease Term (WALT)3 7.6 Total Investment Grade 66.0 % Tenant Concentration: Office As of March 31, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Based on ABR by tenant for Office segment. 3 Weighted average based on ABR. 4 Represents a rating issued by Moody's at http://www.moodys.com. 5 Represents a rating issued by Bloomberg's services.

42 Industry Concentration: Consolidated As of March 31, 2024 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 16.0% 1 Aerospace & Defense 11.4% 2 Consumer Services 11.7 2 Soft Drinks 9.0 3 Materials 9.3 3 Hotels, Resorts & Cruise Lines 7.1 4 Food, Beverage & Tobacco 9.0 4 Health Care Services 5.3 5 Utilities 6.2 5 Renewable Electricity 5.1 6 Health Care Equipment & Services 6.1 6 Investment Banking & Brokerage 4.7 7 Commercial & Professional Services 5.7 7 Internet & Direct Marketing Retail 4.6 8 Retailing 5.3 8 Copper 4.2 9 Technology Hardware & Equipment 4.9 9 Paper Packaging 4.2 10 Diversified Financials 4.9 10 Casinos & Gaming 4.1 � Top 10 total 79.1% 11 Commercial & Professional Services 4.1 All others 20.9% 12 Homefurnishing Retail 4.0 � � � 13 Technology Distributors 3.5 14 Industrial Conglomerates 2.7 � ������ � 15 Apparel, Accessories & Luxury Goods 2.3 16 Semiconductors 2.0 � � � 17 Integrated Telecommunication Services 2.0 18 Alternative Carriers 1.9 � � � 19 Textiles 1.8 20 Pharmaceuticals 1.7 � � � � Top 20 total 85.7 % All others 14.3% 1 Based on ABR for wholly-owned portfolio.

43 Industry Concentration: Industrial and Office As of March 31, 2024 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 14.9% 1 Soft Drinks 10.5% 2 Materials 10.8 2 Aerospace & Defense 10.2 3 Food, Beverage & Tobacco 10.5 3 Health Care Services 6.1 4 Utilities 7.2 4 Renewable Electricity 5.9 5 Health Care Equipment & Services 7.0 5 Investment Banking & Brokerage 5.4 6 Consumer Services 6.9 6 Internet & Direct Marketing Retail 5.4 7 Commercial & Professional Services 6.2 7 Copper 4.9 8 Retailing 6.1 8 Paper Packaging 4.9 9 Diversified Financials 5.5 9 Commercial & Professional Services 4.8 10 E-Commerce 5.4 10 Homefurnishing Retail 4.7 � Top 10 total 80.5% 11 Hotels, Resorts & Cruise Lines 3.6 All others 19.5% 12 Casinos & Gaming 3.3 � � � 13 Industrial Conglomerates 3.1 14 Apparel, Accessories & Luxury Goods 2.6 � � � 15 Technology Distributors 2.3 16 Integrated Telecommunication Services 2.3 � � � 17 Textiles 2.1 18 Semiconductors 2.1 � � � 19 Pharmaceuticals 2.0 20 Technology Hardware, Storage & Peripherals 1.7 � � � � Top 20 total 87.9 % All others 12.1% 1 Based on ABR for the Industrial and Office segments.

44 Industry Concentration: Industrial As of March 31, 20242021 Top 8 Industries Top 14 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 22.9% 1 Internet & Direct Marketing Retail 17.4% 2 E-Commerce 17.4 2 Homefurnishing Retail 15.2 3 Consumer Durables & Apparel 15.3 3 Soft Drinks 10.6 4 Retailing 15.2 4 Industrial Conglomerates 10.1 5 Food, Beverage & Tobacco 10.6 5 Apparel, Accessories & Luxury Goods 8.6 6 Materials 8.5 6 Aerospace & Defense 7.6 7 Automobiles & Components 5.5 7 Textiles 6.8 8 Commercial & Professional Services 4.6 8 Paper Packaging 5.5 � Top 8 total 100.0% 9 Diversified Support Services 4.6 All others — % 10 Auto Components 3.5 � � � 11 Metal & Glass Containers 3.0 12 Industrial Machinery 2.8 � � � 13 Construction Machinery & Heavy Trucks 2.3 14 Auto Parts & Equipment 2.0 Top 14 total 100.0% � � � All others — % 1 Based on ABR for Industrial segment.

45 Industry Concentration: Office As of March 31, 2024 2021 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Materials 11.8% 1 Aerospace & Defense 11.4% 2 Capital Goods 11.4 2 Soft Drinks 10.4 3 Food, Beverage & Tobacco 10.4 3 Health Care Services 8.9 4 Utilities 10.4 4 Renewable Electricity 8.5 5 Health Care Equipment & Services 10.2 5 Investment Banking & Brokerage 7.9 6 Consumer Services 10.0 6 Copper 7.1 7 Diversified Financials 8.0 7 Commercial & Professional Services 6.9 8 Commercial & Professional Services 6.9 8 Hotels, Resorts & Cruise Lines 5.3 9 Technology Hardware & Equipment 5.8 9 Casinos & Gaming 4.7 10 Telecommunication Services 3.3 10 Paper Packaging 4.6 Top 10 total 88.2% 11 Technology Distributors 3.3 All others 11.8% 12 Integrated Telecommunication Services 3.3 13 Semiconductors 3.0 14 Pharmaceuticals 2.9 15 Technology Hardware, Storage & Peripherals 2.4 16 Oil & Gas Exploration & Production 2.1 17 Home Improvement Retail 2.1 18 Electric Utilities 1.9 19 IT Consulting & Other Services 1.8 20 Managed Health Care 1.3 � � Top 20 total 99.8 % All others 0.2% 1 Based on ABR for Office segment.

46 Geographic Distribution (% of ABR1) Market Concentration: Consolidated As of March 31, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 23,414 12.6% 2 Northern New Jersey 19,591 10.5 3 Denver 14,255 7.7 4 Boston 12,449 6.7 5 Charlotte 12,275 6.6 6 Birmingham 9,409 5.1 7 Chicago 8,901 4.8 8 Columbus 8,880 4.8 9 Las Vegas 7,691 4.1 10 Stockton/Modesto 7,487 4.0 Top 10 total $ 124,352 66.9% 12.6% 10.5% 8.9% 7.1% 6.7% 6.6% 5.3% 5.1% 4.9% 4.8% 27.5% Arizona New Jersey Colorado Ohio Massachusetts California South Carolina Alabama North Carolina Illinois All Others 1 Based on ABR for wholly-owned portfolio.

47 Geographic Distribution (% of ABR1) Market Concentration: Industrial and Office As of March 31, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 20,110 12.6% 2 Boston 12,449 7.8 3 Denver 10,800 6.8 4 Northern New Jersey 10,127 6.3 5 Birmingham 9,409 5.9 6 Chicago 8,901 5.6 7 Charlotte 8,701 5.4 8 Columbus 7,685 4.8 9 Stockton/Modesto 7,487 4.7 10 Las Vegas 5,201 3.3 Top 10 total $ 100,870 63.2% 12.6% 8.2% 7.8% 7.7% 6.5% 6.3% 6.2% 5.9% 5.6% 5.5% 27.8% Arizona Colorado Massachusetts California Ohio New Jersey South Carolina Alabama Illinois Tennessee All Others 1 Based on ABR for the Industrial and Office segments.

48 Geographic Distribution (% of ABR1) Market Concentration: Industrial As of March 31, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Chicago $ 8,901 18.1% 2 Columbus 7,685 15.6 3 Stockton/Modesto 7,487 15.2 4 Jacksonville 4,217 8.6 5 Savannah 3,335 6.8 6 Tampa 3,286 6.7 7 Detroit 3,098 6.3 8 Cleveland 2,716 5.5 9 Hampton Roads 2,615 5.3 10 Winston-Salem 1,931 3.9 Top 10 total $ 45,271 92.0% 21.1% 18.1% 15.2% 15.2% 6.8% 6.3% 5.3% 3.9% 2.3% 2.3% 3.5% Ohio Illinois Florida California Georgia Michigan Virginia North Carolina South Carolina New Jersey All Others 1 Based on ABR for Industrial segment.

49 Geographic Distribution (% of ABR1) Market Concentration: Office As of March 31, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 20,110 18.2% 2 Boston 12,449 11.3 3 Denver 10,800 9.8 4 Birmingham 9,409 8.5 5 Northern New Jersey 9,003 8.1 6 Charlotte 8,701 7.9 7 Las Vegas 5,201 4.7 8 Memphis 5,131 4.6 9 San Diego 4,784 4.3 10 Pittsburgh 3,720 3.4 Top 10 total $ 89,308 80.8% 18.2% 11.9% 11.3% 8.5% 8.1% 7.9% 7.9% 4.7% 4.3% 3.4% 13.8% Arizona Colorado Massachusetts Alabama New Jersey Tennessee South Carolina Nevada California Pennsylvania All Others 1 Based on ABR for Office segment.

50 Geographic Distribution (% of ABR1) Market Concentrations: Other As of March 31, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Northern New Jersey $ 9,464 36.5% 2 Charlotte 3,574 13.8 3 Denver 3,455 13.3 4 Phoenix 3,304 12.7 5 Las Vegas 2,490 9.6 6 Cincinnati/Dayton 1,665 6.4 7 Columbus 1,195 4.6 8 Harrisburg 768 3.1 Top 8 total $ 25,915 100.0% 36.5% 13.8% 13.3% 12.7% 11.0% 9.6% 3.1% New Jersey North Carolina Colorado Arizona Ohio Nevada Pennsylvania 1 Based on ABR for Other segment.

51 Lease Expirations: Consolidated As of March 31, 2024 (USD in thousands) Lease Maturity Schedule (by ABR) 1 Based on ABR for wholly-owned portfolio. $5,667 $7,685 $7,690 $14,349 $18,925 $41,844 $27,019 $16,076 $11,468 $8,637 $26,434 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Industrial Office Other Total Approx. Square Feet ABR % of ABR1 2024 — 1 3 4 312,000 5,667 3.1% 2025 1 3 2 6 727,500 7,685 4.1 2026 1 1 — 2 1,154,500 7,690 4.1 2027 — 7 — 7 570,700 14,349 7.7 2028 4 3 4 11 2,027,200 18,925 10.2 2029 2 6 4 12 2,574,300 41,844 22.5 2030 1 3 4 8 2,446,300 27,019 14.5 2031 2 2 — 4 1,379,500 16,076 8.7 2032 2 4 1 7 1,513,700 11,468 6.2 2033 3 1 1 5 1,473,000 8,637 4.6 >2033 3 5 — 8 1,844,500 26,434 14.3 Vacant — — — — 612,600 — — Totals 19 36 19 74 16,635,800 $ 185,794 100%

52 Lease Expirations: Industrial and Office As of March 31, 2024 (USD in thousands) Lease Maturity Schedule (by ABR) $1,002 $3,337 $7,690 $14,349 $15,526 $31,305 $25,125 $16,076 $10,700 $8,335 $26,434 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Industrial Office Approx. Square Feet ABR % of ABR1 2024 — 1 58,000 $ 1,002 0.6% 2025 1 3 224,000 3,337 2.1 2026 1 1 1,154,500 7,690 4.8 2027 — 7 570,700 14,349 9.0 2028 4 3 1,762,500 15,526 9.7 2029 2 6 2,134,100 31,305 19.6 2030 1 3 2,311,700 25,125 15.7 2031 2 2 1,379,500 16,076 10.1 2032 2 4 1,457,100 10,700 6.7 2033 3 1 1,454,900 8,335 5.2 >2033 3 5 1,844,500 26,434 16.5 Vacant — — 69,000 — — Totals 19 36 14,420,500 $ 159,879 100% 1 Based on ABR for the Industrial and Office segments.

53 Lease Expirations: Industrial As of March 31, 2024 (USD in thousands) Lease Maturity Schedule (by ABR) $— $1,382 $5,000 $— $7,617 $5,736 $7,487 $8,590 $4,647 $5,964 $2,868 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Leases Approx. Square Feet ABR % of ABR1 2024 — — $ — — % 2025 1 120,000 1,382 2.8 2026 1 978,100 5,000 10.1 2027 — — — — 2028 4 1,290,100 7,617 15.5 2029 2 1,129,700 5,736 11.6 2030 1 1,501,400 7,487 15.2 2031 2 1,039,200 8,590 17.4 2032 2 1,113,000 4,647 9.4 2033 3 1,340,400 5,964 12.1 >2033 3 489,900 2,868 5.9 Vacant — — — — Totals 19 9,001,800 $ 49,291 100.0% 1 Based on ABR for Industrial segment.

54 Lease Expirations: Office As of March 31, 2024 (USD in thousands) Lease Maturity Schedule (by ABR) $1,002 $1,955 $2,690 $14,349 $7,909 $25,569 $17,638 $7,486 $6,053 $2,371 $23,566 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Leases Approx. Square Feet ABR % of ABR1 2024 1 58,000 $ 1,002 0.9% 2025 3 104,000 1,955 1.8 2026 1 176,400 2,690 2.4 2027 7 570,700 14,349 13.0 2028 3 472,400 7,909 7.2 2029 6 1,004,400 25,569 23.1 2030 3 810,300 17,638 15.9 2031 2 340,300 7,486 6.8 2032 4 344,100 6,053 5.5 2033 1 114,500 2,371 2.1 >2033 5 1,354,600 23,566 21.3 Vacant — 69,000 — — Totals 36 5,418,700 $ 110,588 100.0% 1 Based on ABR for Office segment.

55 Lease Expirations: Other As of March 31, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $4,665 $4,348 $— $— $3,399 $10,539 $1,894 $— $768 $302 $— 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Total Approx. Square Feet ABR % of ABR1 2024 3 254,000 $ 4,665 18.0% 2025 2 503,500 4,348 16.8 2026 — — — — 2027 — — — — 2028 4 264,700 3,399 13.1 2029 4 440,200 10,539 40.7 2030 4 134,600 1,894 7.3 2031 — — — — 2032 1 56,600 768 3.0 2033 1 18,100 302 1.2 >2033 — — — — Vacant — 543,600 — — Totals 19 2,215,300 $ 25,915 100.0% 1 Based on ABR for Other segment.

Notes & Definitions

57 Notes & Definitions ABR (Annualized Base Rent) “Annualized Base Rent” or “ABR” means the contractual base rent excluding abatement periods and deducting base year operating expenses for gross and modified gross leases as of March 31, 2024, unless otherwise specified, multiplied by 12 months. For properties in the Company's portfolio that had rent abatement periods as of March 31, 2024, we used the monthly contractual base rent payable following expiration of the abatement. Adjusted EBITDA "Adjusted EBITDA" means an amount, as defined in the Company's Credit Facility, derived from (a) net income before (b) interest, taxes, depreciation and amortization (EBITDA), plus (c) acquisition fees and expenses, (d) asset and property management fees, (e) straight-line rents and in-place lease amortization for the period, further adjusted for (f) acquisitions that have closed during the period, (g) certain reserves for capital expenditures, and (h) excluding activity relating to any partnership to the extent we are not a general partner and to the extent we are not liable for the associated indebtedness. We use Adjusted EBITDA, EBITDA and EBITDAre as non-GAAP supplemental performance measures to evaluate the operating performance of the Company. We believe these measures are helpful to investors because they are direct measures of the actual operating results of our properties. However, because Adjusted EBITDA, EBITDA and EBITDAre are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our liquidity is limited. Accordingly, Adjusted EBITDA, EBITDA and EBITDAre should not be considered alternatives to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. Average Annual Rent Escalations "Average Annual Rent Escalations" is defined as weighted average rental increase is based on the remaining term of each lease, excluding leases that expire within one year. EBITDA “EBITDA” is earnings before interest, tax, depreciation and amortization. We use EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDA is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDA may not be comparable to similarly titled measures of other companies. EBITDAre “EBITDAre” is defined by The National Association of Real Estate Investment Trusts ("NAREIT") as follows: (a) GAAP Net Income plus (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/ gains on change of control plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, plus (g) adjustments to reflect the entity's share of EBITDAre of consolidated affiliates. We use EBITDAre as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDAre should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDAre may not be comparable to similarly titled measures of other companies. Economic Occupancy "Economic Occupancy" means leases effective as of the reporting date. Fixed Charge Coverage "Fixed Charge Coverage" is Adjusted EBITDA annualized divided by sum of principal paid and due, interest expense, and cash dividends on preferred shares.

58 Notes & Definitions (continued) Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO") "FFO" and "AFFO" are non-GAAP financial measures that we believe are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable real estate assets, adding back impairment write-downs of depreciable real estate assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships, joint ventures and preferred dividends. Because FFO calculations exclude such items as depreciation and amortization of depreciable real estate assets and gains and losses from sales of depreciable real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs. As a result, we believe that the use of FFO, together with the required GAAP presentations, provides a more complete understanding of our performance relative to our competitors and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do, making comparisons less meaningful. Additionally, we use AFFO as a non-GAAP financial measure to evaluate our operating performance. AFFO excludes non-routine and certain non-cash items such as revenues in excess of cash received, amortization of share-based compensation net, deferred rent, amortization of in-place lease valuation, acquisition or investment-related costs, financed termination fee, net of payments received, gain or loss from the extinguishment of debt, unrealized gains (losses) on derivative instruments, write-off transaction costs and other one-time transactions. We believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry and is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies. Management believes that AFFO is a beneficial indicator of our ongoing portfolio performance and isolates the financial results of our operations. AFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, AFFO for the period presented may not be indicative of future results.

59 Notes & Definitions (continued) FFO and AFFO - cont. By providing FFO and AFFO, we present information that assists investors in aligning their analysis with management’s analysis of long-term operating activities. FFO and AFFO have been revised to include amounts available to both common shareholders and limited partners for all periods presented. For all of these reasons, we believe the non-GAAP measures of FFO and AFFO, in addition to net income (loss) are helpful supplemental performance measures and useful to investors in evaluating the performance of our real estate portfolio. However, a material limitation associated with FFO and AFFO is that they are not indicative of our cash available to fund the payment of dividends since other uses of cash, such as capital expenditures at our properties and principal payments of debt, are not deducted when calculating FFO and AFFO. The use of AFFO as a measure of long-term operating performance on value is also limited if we do not continue to operate under our current business plan. FFO and AFFO should not be viewed as a more prominent measure of performance than net income (loss) and each should be reviewed in connection with GAAP measurements. Neither the SEC, NAREIT, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP performance measure. In the future, NAREIT may decide to standardize the allowable exclusions across the REIT industry, and we may have to adjust the calculation and characterization of this non-GAAP measure. Investment Grade “Investment grade” means an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs. In the context of Peakstone’s portfolio, references to “investment grade” include, and credit ratings provided by Peakstone may refer to, tenants, guarantors, and non-guarantor parent entities. There can be no assurance that such guarantors or non- guarantor parent entities will satisfy the tenant’s lease obligations, and accordingly, any such credit ratings may not be indicative of the creditworthiness of the Company's tenants. Net Debt “Net Debt” is total consolidated debt less cash and cash equivalents (excluding restricted cash).

60 Notes & Definitions (continued) Net Operating Income (NOI), Cash NOI, and Same Store Cash NOI “NOI” is a non-GAAP financial measure calculated as net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, excluding equity in earnings of our unconsolidated real estate joint ventures, general and administrative expenses, interest expense, depreciation and amortization, impairment of real estate, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, investment income or loss and termination income. Net operating income on a cash basis (“Cash NOI”) is net operating income adjusted to exclude the effect of straight-line rent and amortization of acquired above-and below market lease intangibles adjustments required by GAAP. Net operating income on a cash basis for our Same Store portfolio (“Same Store Cash NOI”) is Cash NOI for properties held for the entirety of all periods presented, with an adjustment for lease termination fees to provide a better measure of actual cash basis rental growth for our Same Store portfolio. We believe that NOI, Cash NOI and Same-Store Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI, Cash NOI and Same Store Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income (loss). In addition, NOI, Cash NOI and Same Store Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets. Because NOI, Cash NOI and Same Store Cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI, Cash NOI and Same Store Cash NOI as measures of our performance is limited. Therefore, NOI, Cash NOI and Same Store Cash NOI should not be considered as alternatives to net income (loss), as computed in accordance with GAAP. NOI, Cash NOI and Same Store Cash NOI may not be comparable to similarly titled measures of other companies.

61 Notes & Definitions (continued) The table below represents a reconciliation of NOI to Cash NOI for the interim periods presented in the "Selected Financial Data" on page 10. For the Quarter Ended 12/31/2023 9/30/2023 6/30/2023 (Unaudited, USD in thousands) Industrial Office Other Total Portfolio Industrial Office Other Total Portfolio Industrial Office Other Total Portfolio Revenue $ 14,796 $ 34,525 $ 13,737 $ 63,058 $ 13,934 $ 34,022 $ 13,757 $ 61,713 $ 13,981 $ 34,999 $ 13,560 $ 62,540 Operating Property Expense (909) (3,189) (3,134) (7,232) (835) (3,627) (3,367) (7,829) (585) (3,448) (2,886) (6,919) Property Tax Expense (1,174) (2,415) (1,490) (5,079) (985) (2,298) (1,794) (5,077) (1,013) (2,480) (2,052) (5,545) Property Management Fees (62) (173) (186) (421) (64) (177) (199) (440) (63) (148) (219) (430) TOTAL NOI 12,651 28,748 8,927 50,326 12,050 27,920 8,397 48,367 12,320 28,923 8,403 49,646 NON-CASH ADJUSTMENTS: Straight Line Rent (69) (595) 460 (204) (52) (1,163) 393 (822) (107) (2,831) 293 (2,645) In-Place Lease Amortization (97) (200) (108) (405) (97) (137) (187) (421) (96) (67) (128) (291) Deferred Ground/Office Lease — 433 (5) 428 — 433 (5) 428 — 439 (4) 435 Other Intangible Amortization — 377 — 377 — 377 — 377 — 372 — 372 Inducement Amortization — — — — — — — — — 49 — 49 TOTAL CASH NOI $ 12,485 $ 28,763 $ 9,274 $ 50,522 $ 11,901 $ 27,430 $ 8,598 47,929 $ 12,117 $ 26,885 $ 8,564 $ 47,566

62 Notes & Definitions Normalized EBITDAre “Normalized EBITDAre” is a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDAre, as defined by the Company, represents EBITDAre(as defined by NAREIT), modified to exclude items such as acquisition-related expenses, employee separation expenses and other items that we believe are not indicative of the performance of our portfolio. Normalized EBITDAre also excludes the Normalized EBITDAre impact of properties sold during the period and extrapolate the operations of acquired properties to estimate a full quarter of ownership (in each case, as if such disposition or acquisition had occurred on the first day of the quarter). We may also exclude the annualizing of other large transaction items such as termination income recognized during the quarter. Management believes these adjustments to reconcile to Normalized EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time. However, because Normalized EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre may not be comparable to similarly titled measures of other companies. Normalized EBITDAre (Consolidated) "Normalized EBITDAre (Consolidated)" represents Normalized EBITDAre adjusted to exclude items related to any unconsolidated entities. We calculated Normalized EBITDAre (Consolidated) as follows: Management believes these adjustments to reconcile to Normalized EBITDAre (Consolidated) provides investors a view of the performance of our consolidated portfolio over time. However, because Normalized EBITDAre (Consolidated) is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre (Consolidated) should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre(Consolidated) may not be comparable to similarly titled measures of other companies. For the Quarter Ended (Unaudited, USD in thousands) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Normalized EBITDAre $ 39,473 $ 42,085 $ 58,297 $ 56,898 $ 58,383 Adjustment for unconsolidated joint venture — — (15,993) (15,251) (15,452) Normalized EBITDAre (Consolidated) $ 39,473 $ 42,085 $ 42,304 $ 41,647 $ 42,931

63 Notes & Definitions (continued) Operating Margin "Operating Margin" is NOI/Revenue. Per Share "Per Share" data represents basic and diluted shares and reflects the impact of the Company's one-for-nine reverse share split. Per Share/Unit "Per Share/Unit" data represents basic and diluted shares, including OP Units, used in FFO and AFFO calculations, and reflects the impact of the Company's one-for-nine reverse share split. Pro Rata "Pro rata" represents the Company's share of the unconsolidated joint venture. Same Store "Same store" portfolio means properties which were held for a full period compared to the same period in the prior year. Unencumbered Assets "Unencumbered Assets" are properties not secured by a mortgage debt or included in the Credit Facility's borrowing base. WALT “WALT” is weighted average lease term (in years). This is the average remaining lease term for all leases combined, weighted based on Annualized Base Rent.